EXPLANATORY NOTE

The purpose of this filing is to file revised risk/return summary information for the KraneShares Bosera MSCI China A Share ETF, KraneShares CSI New China ETF and KraneShares CSI China Internet ETF, each a separate series of KraneShares Trust, in interactive data format.